                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-A

           FOR REGISTRATION STATEMENT OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                           THE SECURITIES ACT OF 1934



                              VORNADO REALTY TRUST
             (Exact Name of Registrant as Specified in Its Charter)

        MARYLAND                                         22-1657560
 (State of Incorporation                                (IRS Employer
    or Organization)                               Identification Number)

   888 SEVENTH AVENUE                                       10019
   NEW YORK, NEW YORK                                    (Zip Code)
  (Address of Principal
   Executive Offices)

      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

      Securities Act registration statement file numbers to which this form relates: 333-122306


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


 Title of Each Class to be so                   Name of Each Exchange on
          Registered                      Which Each Class is to be Registered

  6.625% SERIES I CUMULATIVE                     NEW YORK STOCK EXCHANGE
REDEEMABLE PREFERRED SHARES OF
     BENEFICIAL INTEREST,
 LIQUIDATION PREFERENCE $25.00
  PER SHARE, NO PAR VALUE PER
             SHARE

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      NONE
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

                 ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES
                                TO BE REGISTERED

            A description of the 6.625% Series I Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, which are to be registered under this registration statement, is contained under the caption "Description of the Series I Preferred Shares" in the Prospectus Supplement, dated August 23, 2005, to the Prospectus, dated February 3, 2005, constituting a part of the Registration Statement on Form S-3 (File No. 333-122306) of Vornado Realty Trust, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This description and the related information contained under the caption "Description of Shares of Beneficial Interest of Vornado Realty Trust -- Description of Preferred Shares of Vornado Realty Trust" in the Prospectus, dated February 3, 2005, are incorporated by reference into this registration statement, and any description included in a form of prospectus supplement subsequently filed by Vornado under Rule 424(b) under the Securities Act will be deemed to be incorporated by reference into this registration statement.

            ITEM 2.  EXHIBITS

            The exhibits to this registration statement are listed in the
Exhibit Index, which appears after the signature page and is incorporated herein by reference.
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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    VORNADO REALTY TRUST



                                    By:   /s/ Joseph Macnow
                                          -------------------------------
                                          Joseph Macnow,
                                          Executive Vice President -
                                          Finance and Administration and
                                          Chief Financial Officer

Dated: August 30, 2005


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
                                  EXHIBIT INDEX


 EXHIBIT
   NO.                               DESCRIPTION
 -------                             -----------
3.1        Amended and Restated Declaration of Trust of Vornado Realty Trust, as
           filed with the State Department of Assessments and Taxation of
           Maryland on April 16, 1993 - Incorporated by reference to Exhibit
           3(a) to Vornado Realty Trust's Registration Statement on Form S-4
           (File No. 33-60286), filed on April 15, 1993.

3.2        Articles of Amendment of Declaration of Trust of Vornado Realty
           Trust, as filed with the State Department of Assessments and Taxation of Maryland on May 23, 1996 - Incorporated by reference to Exhibit
           3.2 to Vornado Realty Trust's Annual Report on Form 10-K for the year ended December 31, 2001(File No. 001-11954).

3.3        Articles of Amendment of Declaration of Trust of Vornado Realty
           Trust, as filed with the State Department of Assessments and Taxation of Maryland on April 3, 1997 - Incorporated by reference to Exhibit
           3.3 to Vornado Realty Trust's Annual Report on Form 10-K for the year ended December 31, 2001 (File No. 001-11954).

3.4        Articles of Amendment of Declaration of Trust of Vornado Realty
           Trust, as filed with the State Department of Assessments and Taxation of Maryland on October 14, 1997 - Incorporated by reference to
           Exhibit 3.2 to Vornado Realty Trust's Registration Statement on Form
           S-3 (File No. 333-36080), filed on May 2, 2000.

3.5        Articles of Amendment of Declaration of Trust of Vornado Realty
           Trust, as filed with the State Department of Assessments and Taxation of Maryland on April 22, 1998 - Incorporated by reference to Exhibit
           3.1 to Vornado Realty Trust's Current Report on Form 8-K, dated April
           22, 1998 (File No. 001-11954), filed on April 28, 1998.

3.6        Articles of Amendment of Declaration of Trust of Vornado Realty
           Trust, as filed with the State Department of Assessments and Taxation of Maryland on November 24, 1999 - Incorporated by reference to
           Exhibit 3.4 to Vornado Realty Trust's Registration Statement on Form
           S-3 (File No. 333-36080), filed on May 2, 2000.

3.7        Articles of Amendment of Declaration of Trust of Vornado Realty
           Trust, as filed with the State Department of Assessments and Taxation of Maryland on April 20, 2000 - Incorporated by reference to Exhibit
           3.5 to Vornado Realty Trust's Registration Statement on Form S-3
           (File No. 333-36080), filed on May 2, 2000.


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

 EXHIBIT
   NO.                               DESCRIPTION
 -------                             -----------
3.8        Articles of Amendment of Declaration of Trust of Vornado Realty
           Trust, as filed with the State Department of Assessments and Taxation of Maryland on September 14, 2000 - Incorporated by reference to
           Exhibit 4.6 to Vornado's Registration Statement on Form S-8 (File No.
           333-68462), filed on August 27, 2001.

3.9        Articles of Amendment of Declaration of Trust of Vornado
           Realty Trust dated May 31, 2002, as filed with the State
           Department of Assessments and Taxation of Maryland on June 13,
           2002 - Incorporated by reference to Exhibit 3.9 to Vornado
           Realty Trust's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (File No. 001-11954), filed on August 7,
           2002.

3.10       Articles of Amendment of Declaration of Trust of Vornado
           Realty Trust dated June 6, 2002, as filed with the State
           Department of Assessments and Taxation of Maryland on June 13,
           2002 - Incorporated by reference to Exhibit 3.10 to Vornado
           Realty Trust's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (File No. 001-11954), filed on August 7,
           2002.

3.11       Articles of Amendment of Declaration of Trust of Vornado
           Realty Trust dated December 16, 2004, as filed with the State
           Department of Assessments and Taxation of Maryland on December
           16, 2004 -- Incorporated by reference to Exhibit 3.1 to
           Vornado Realty Trust's Current Report on Form 8-K, dated
           December 16, 2004 (File No. 011 11954), filed on December 21,
           2004.

3.12       Articles Supplementary Classifying Vornado's $3.25 Series A Preferred
           Shares of Beneficial Interest, liquidation preference $50.00 per share - Incorporated by reference to Exhibit 4.1 to Vornado's Current
           Report on Form 8-K, dated April 3, 1997 (File No. 001-11954), filed on April 8, 1997.

3.13       Articles Supplementary Classifying Vornado Realty Trust's $3.25
           Series A Convertible Preferred Shares of Beneficial Interest, as filed with the State Department of Assessments and Taxation of Maryland on December 15, 1997- Incorporated by reference to Exhibit
           3.10 to Vornado Realty Trust's Annual Report on Form 10-K for the year ended December 31, 2001 (File No. 001-11954).

3.14       Articles Supplementary Classifying Vornado Realty Trust's Series D-1
           8.5% Cumulative Redeemable Preferred Shares of Beneficial Interest, no par value - Incorporated by reference to Exhibit 3.1 to Vornado
           Realty Trust's Current Report on Form 8-K, dated November 12, 1998
           (File No. 001-11954), filed on November 30, 1998.


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

 EXHIBIT
   NO.                               DESCRIPTION
 -------                             -----------
3.15       Articles Supplementary Classifying Additional Series D-1 8.5%
           Preferred Shares of Beneficial Interest, liquidation preference
           $25.00 per share, no par value - Incorporated by reference to Exhibit
           3.2 to Vornado Realty Trust's Current Report on Form 8-K/A, dated
           November 12, 1998 (File No. 001-11954), filed on February 9, 1999.

3.16       Articles Supplementary Classifying 8.5% Series B Cumulative
           Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - Incorporated by reference to Exhibit 3.3 to Vornado Realty Trust's Current Report on Form 8-K, dated March 3, 1999 (File No. 001-11954), filed on March 17, 1999.

3.17       Articles Supplementary Classifying Vornado Realty Trust's Series C
           8.5% Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - Incorporated by reference to Exhibit 3.7 to Vornado Realty Trust's Registration
           Statement on Form 8-A (File No. 001-11954), filed on May 19, 1999.

3.18       Articles Supplementary Classifying Vornado Realty Trust's Series D-2
           8.375% Cumulative Redeemable Preferred Shares, dated as of May 27,
           1999, as filed with the State Department of Assessments and Taxation of Maryland on May 27, 1999 - Incorporated by reference to Exhibit
           3.1 to Vornado Realty Trust's Current Report on Form 8-K, dated May
           27, 1999 (File No. 001-11954), filed on July 7, 1999.

3.19       Articles Supplementary Classifying Vornado Realty Trust's Series D-3
           8.25% Cumulative Redeemable Preferred Shares, dated September 3,
           1999, as filed with the State Department of Assessments and Taxation of Maryland on September 3, 1999 - Incorporated by reference to
           Exhibit 3.1 to Vornado Realty Trust's Current Report on Form 8-K, dated September 3, 1999 (File No. 001-11954), filed on October 25,
           1999.

3.20       Articles Supplementary Classifying Vornado Realty Trust's Series D-4
           8.25% Cumulative Redeemable Preferred Shares, dated September 3,
           1999, as filed with the State Department of Assessments and Taxation of Maryland on September 3, 1999 - Incorporated by reference to
           Exhibit 3.2 to Vornado Realty Trust's Current Report on Form 8-K, dated September 3, 1999 (File No. 001-11954), filed on October 25,
           1999.

3.21       Articles Supplementary Classifying Vornado Realty Trust's Series D-5
           8.25% Cumulative Redeemable Preferred Shares - Incorporated by reference to Exhibit 3.1 to Vornado Realty Trust's Current Report on
           Form 8-K, dated November 24, 1999 (File No. 001-11954), filed on
           December 23, 1999.

 EXHIBIT
   NO.                               DESCRIPTION
 -------                             -----------
3.22       Articles Supplementary Classifying Vornado Realty Trust's Series D-6
           8.25% Cumulative Redeemable Preferred Shares, dated May 1, 2000, as filed with the State Department of Assessments and Taxation of
           Maryland on May 1, 2000 - Incorporated by reference to Exhibit 3.1 to
           Vornado Realty Trust's Current Report on Form 8-K, dated May 1, 2000
           (File No. 001-11954), filed May 19, 2000.

3.23       Articles Supplementary Classifying Vornado Realty Trust's Series D-7
           8.25% Cumulative Redeemable Preferred Shares, dated May 25, 2000, as filed with the State Department of Assessments and Taxation of Maryland on June 1, 2000 - Incorporated by reference to Exhibit 3.1 to Vornado Realty Trust's Current Report on Form 8-K, dated May 25,
           2000 (File No. 001-11954), filed on June 16, 2000.

3.24       Articles Supplementary Classifying Vornado Realty Trust's Series D-8
           8.25% Cumulative Redeemable Preferred Shares - Incorporated by reference to Exhibit 3.1 to Vornado Realty Trust's Current Report on
           Form 8-K, dated December 8, 2000 (File No. 001-11954), filed on
           December 28, 2000.

3.25       Articles Supplementary Classifying Vornado Realty Trust's Series D-9
           8.75% Preferred Shares, dated September 21, 2001, as filed with the
           State Department of Assessments and Taxation of Maryland on September
           25, 2001 - Incorporated by reference to Exhibit 3.1 to Vornado Realty
           Trust's Current Report on Form 8-K (File No. 001-11954), filed on
           October 12, 2001.

3.26       Articles Supplementary Classifying Vornado Realty Trust's Series D-10
           7.00% Cumulative Redeemable Preferred Shares, dated November 17, 2003
           - Incorporated by reference to Exhibit 1.1 of Vornado's Current
           Report on Form 8-K (File No. 001-11954), filed on November 18, 2003.

3.27       Articles Supplementary classifying Vornado Realty Trust's Series D-11
           7.20% Cumulative Redeemable Preferred Shares, dated May 27, 2004 -
           Incorporated by reference to Exhibit 99.1 of Vornado Realty Trust's
           Current Report on Form 8-K (File No. 001-11954), filed on June 14,
           2004.

3.28       Articles Supplementary Classifying Vornado Realty Trust's Series E
           7.00% Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - Incorporated by reference to Exhibit 3.27 to Vornado Realty Trust's Registration
           Statement on Form 8-A (File No. 001-11954), filed on August 20, 2004.

3.29       Articles Supplementary Classifying Vornado Realty Trust's Series F
           6.75% Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - Incorporated by reference to Exhibit 3.28 to Vornado Realty Trust's Registration
           Statement on Form 8-A (File No. 001-11954), filed on November 17,
           2004.

 EXHIBIT
   NO.                               DESCRIPTION
 -------                             -----------
3.30       Articles Supplementary Classifying Vornado Realty Trust's Series D-12
           6.55% Cumulative Redeemable Preferred Shares, dated December 20, 2004
           - Incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's
           Current Report on Form 8-K (File No. 001-11954), filed on December
           21, 2004.

3.31       Articles Supplementary Classifying Vornado Realty Trust's Series G
           6.625% Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - Incorporated by reference to Exhibit 3.3 of Vornado Realty Trust's Current Report on Form 8-K (File No. 001-11954), filed on December 21, 2004.

3.32       Articles Supplementary Classifying Vornado Realty Trust's Series H
           6.750% Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - Incorporated by reference to Exhibit 3.32 to Vornado Realty Trust's Registration
           Statement on Form 8-A (File No. 001-11954), filed on June 16, 2005.

3.33       Articles Supplementary Classifying Vornado Realty Trust's Series I
           6.625% Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - filed herewith.

3.34       Amended and Restated Bylaws of Vornado Realty Trust, as amended on
           March 2, 2000 - Incorporated by reference to Exhibit 3.12 to Vornado
           Realty Trust's Annual Report on Form 10-K for the year ended December
           31, 1999 (File No. 001-11954), filed on March 9, 2000.

4.1        Specimen certificate representing Vornado Realty Trust's
           Common Shares of Beneficial Interest, par value $0.04 per share - Incorporated by reference to Exhibit 4.1 to Amendment
           No. 1 to Vornado Realty Trust's Registration Statement on Form
           S-3 (File No. 33-62395), filed on October 26, 1995.

4.2        Specimen certificate representing Vornado Realty Trust's $3.25 Series
           A Preferred Shares of Beneficial Interest, liquidation preference
           $50.00 per share - Incorporated by reference to Exhibit 4.2 to Vornado Realty Trust's Current Report on Form 8-K, dated April 3,
           1997 (File No. 001-11954), filed on April 8, 1997.

4.3        Specimen certificate evidencing Vornado Realty Trust's Series B 8.5%
           Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - Incorporated by reference to Exhibit 4.2 to Vornado Realty Trust's Registration
           Statement on Form 8-A (File No. 001-11954), filed on March 15, 1999.

 EXHIBIT
   NO.                               DESCRIPTION
 -------                             -----------
4.4        Specimen certificate evidencing Vornado Realty Trust's Series C 8.5%
           Cumulative Redeemable Preferred Shares of Beneficial Interest,
           liquidation preference $25.00 per share, no par value - Incorporated by reference to Exhibit 4.2 to Vornado Realty Trust's Registration
           Statement on Form 8-A (File No. 001-11954), filed on May 19, 1999.

4.5        Specimen certificate evidencing Vornado Realty Trust's Series E 7.00%
           Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - Incorporated by reference to Exhibit 4.5 to Vornado Realty Trust's Registration
           Statement on Form 8-A (File No. 001-11954), filed on August 20, 2004.

4.6        Specimen certificate evidencing Vornado Realty Trust's Series F 6.75%
           Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - Incorporated by reference to Exhibit 4.6 to Vornado Realty Trust's Registration
           Statement on Form 8-A (File No. 001-11954), filed on November 17,
           2004.

4.7        Specimen certificate evidencing Vornado Realty Trust's Series G
           6.625% Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - Incorporated by reference to Exhibit 4.7 to Vornado Realty Trust's Registration
           Statement on Form 8-A (File No. 001-11954), filed on December 21,
           2004.

4.8        Specimen certificate evidencing Vornado Realty Trust's Series H
           6.750% Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - Incorporated by reference to Exhibit 4.8 to Vornado Realty Trust's Registration
           Statement on Form 8-A (File No. 001-11954), filed on June 16, 2005..

4.9        Specimen certificate evidencing Vornado Realty Trust's Series I
           6.625% Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value - filed herewith.